UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934
Date of Report (DATE OF EARLIEST EVENT REPORTED) August 20 2010

MASS MEGAWATTS WIND POWER, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MASSACHUSETTS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-32465	04-3402789
(COMMISSION FILE NUMBER NO.)	(IRS EMPLOYER IDENTIFICATION NO.)

95 Prescott Street
Worcester, MA 01605
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code:

(508) 751-5432

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Effective September 30, 2005, Mass Megawatts Wind Power, Inc.’s stock ticker symbol MMGW.PK was no longer valid. It has changed to MMGW.OB.  Mass Megawatts Wind Power, Inc.’s stock ticker symbol has remained as MMGW.OB since September 30, 2005. It is not expected to change in the near future.

In the past year, the invalid stock ticker symbol MMGW.PK has reappeared on one or more major web sites that list stock quotes showing the currently invalid MMGW.PK with the last stock quote on September 29, 2005 before the stock ticker symbol changed on the next day to MMGW.OB. Mass Megawatts Wind Power Incorporated has been a fully compliant SEC reporting company since September 29, 2005. On the next day being September 30, 2005 and after achieving full SEC compliance status, our stock ticker changed to MMGW.OB in order to reflect the full SEC compliance status.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASS MEGAWATTS WIND POWER, INC.
(Registrant)

Dated: August 20,2010	By:	/s/ Jonathan C. Ricker
Jonathan C. Ricker
Chief Executive Officer
Chief Financial Officer